                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported): November 14, 2002


                               Federal Screw Works
               -------------------------------------------------
               (Exact name of Registrant as Specified in Charter)



                                    Michigan
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                 (State or Other Jurisdiction of Incorporation)



              0-1837                                     38-0533740
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    (Commission File Number)                  (IRS Employer Identification No.)


             20229 Nine Mile Road, St. Clair Shores, Michigan 48080
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               (Address of Principal Executive Offices) (Zip Code)





Registrant's telephone number, including area code: 586/443-4200

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not applicable.

(b)      Pro Forma Financial Information.

         Not applicable.

(c)      Exhibits.

         (1) 99.1 Certification of the chief executive officer of Registrant, dated November 14, 2002, relating to the Registrant's Quarterly Report on Form 10-Q for the period ending September 30, 2002.

         (2) 99.2 Certification of the chief financial officer of Registrant, dated November 14, 2002, relating to the Registrant's Quarterly Report on Form 10-Q for the period ending September 30, 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

Attached as Exhibit 99.1 is the certification of Thomas ZurSchmiede, our chief executive officer, under Section 906 of the Sarbanes-Oxley Act of 2002 and attached as Exhibit 99.2 is the certification of W.T. ZurSchmiede, Jr., our chief financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002 (collectively the "Certifications"). The Certifications accompanied the filing of our Quarterly Report on Form 10-Q for the period ending September 30, 2002, as correspondence to the Securities and Exchange Commission.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               FEDERAL SCREW WORKS



                               By: /s/ Thomas ZurSchmiede
                                   ----------------------
                                   Thomas ZurSchmiede, President and
                                   Chief Executive Officer

Date:  November 14, 2002

                                Index to Exhibits

Exhibit No.                                 Description
-----------                                 -----------

99.1                                        Certification of the chief executive
                                            officer of Registrant, dated
                                            November 14, 2002, relating to the
                                            Registrant's Quarterly Report on
                                            Form 10-Q for the period ending
                                            September 30, 2002.



99.2                                        Certification of the chief financial
                                            officer of Registrant, dated
                                            November 14, 2002, relating to the
                                            Registrant's Quarterly Report on
                                            Form 10-Q for the period ending
                                            September 30, 2002.